UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2021

 ELECTRONIC ARTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway,	Redwood City,	California	94065-1175
(Address of Principal Executive Offices)			(Zip Code)

(650)	628-1500
(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	EA	NASDAQ Global Select Market

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form-8-K filed by Electronic Arts Inc. (the “Company”) with the Securities and Exchange Commission, on December 14, 2020, the Company issued an announcement (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers (the “Code”) disclosing the terms of an all-cash offer by Codex Games Limited, an indirect subsidiary of the Company, to acquire all of the issued and to be issued ordinary shares of Codemasters Group Holdings plc, a public limited company registered in England and Wales (“Codemasters”).

On February 18, 2021, the Company completed the previously announced acquisition (the “Acquisition”) of all of the outstanding ordinary shares of Codemasters for 604 pence (approximately US$8.37*) in cash for each ordinary share of Codemasters with an implied enterprise value of US$1.2 billion*. The Acquisition was implemented by way of a court-sanctioned scheme of arrangement under the UK Companies Act 2006 and under the Code.

The Acquisition was funded with existing cash on hand.

The foregoing description of the Acquisition does not purport to be complete and is subject to and qualified in its entirety by the text of the Rule 2.7 Announcement and the Co-operation Agreement entered into in connection with the Acquisition, which are filed as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

*US$ equivalent values are stated at an exchange rate of US$1.3855:£1 on February 17, 2021. Enterprise value based on Codemasters' unaudited balance sheet as of September 30, 2020.

Item 8.01    Other Events.

On February 18, 2021, the Company issued a press release announcing the completion of the Acquisition. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Rule 2.7 Announcement, dated December 14, 2020 (incorporated by reference to the Company’s Current Report on Form 8-K filed on December 14, 2020).
2.2
Co-operation Agreement, dated December 14, 2020, by and between the Company and Codemasters (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on December 14, 2020).

99.1	Press Release, dated February 18, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Rule 2.7 Announcement, dated December 14, 2020 (incorporated by reference to the Company's Current Report on Form 8-K filed on December 14, 2020).
2.2
Co-operation Agreement, dated December 14, 2020, by and between the Company and Codemasters (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K filed on December 14, 2020).

99.1	Press Release, dated February 18, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated:	February 18, 2021	By:	/s/ Jacob J. Schatz
Jacob J. Schatz
Executive Vice President, General Counsel and Corporate Secretary